UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

SVF INVESTMENT CORP. 3

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos California 94070, United States		94070
(Address of principal executive offices)		(Zip Code)

(345)-949-0100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value	SVFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2021, the Board of Directors (the “Board”) of SVF Investment Corp. 3 (the “Company”) appointed Cristiana Falcone as a director of the Company. The Board determined that Cristiana qualified as an independent director under rules of the Nasdaq Capital Market. Cristiana was also appointed to serve as a member of the Company’s audit committee, compensation committee and nominating committee.

There are no transactions involving the Company and Cristiana that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Cristiana has over 17 years of international experience in strategy, change management and business development for global corporations (SONY, Shell, Revlon), international governmental organizations (ILO, IFAD, FAO, UNDCCP, IADB) and the media (Radio Televisione Italiana, Gruppo Espresso, Univision, Viacom), working with and advising the most senior leadership.

Through her role at the World Economic Forum, where she led the Media, Entertainment and Information community, and as non-executive director of three major companies Cristiana has established a reputation as a global leader in digital disruption and adapting to stay relevant in a rapidly changing world. She is committed to helping to find financially viable paths to sustainability, including through her work as a non-executive director at the Global Fashion Agenda.

Since 2006, Cristiana has been Chief Executive Officer and trustee of the JMCMRJ Sorrell Foundation, and has overseen the donation of in excess of £10m to a range of causes supporting education, health, and interfaith dialogue. Cristiana is a trustee at Tufts University, the Paley Center for Media; and Internews. She is an investor in tech female founders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2021

SVF INVESTMENT CORP. 3

By:	/s/ Ioannis Pipilis
Name:	Ioannis Pipilis
Title:	Chairman and Chief Executive Officer